SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 22, 2004

Cooper Industries, Ltd.

(Exact Name of Registrant as Specified in its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

1-31330	98-0355628

(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5800, Houston, Texas 77002

(Address of Principal Executive Offices) (Zip Code)

713/209-8400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     Exhibits

99.1	Cooper Industries, Ltd. (the “Company”) “Sales Trends” to be posted on the Company’s website.

Item 9. Regulation FD Disclosure.

Posting of Sales Trends Information

On July 22, 2004, the Company will post on its website the “Sales Trends” information attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER INDUSTRIES, LTD. (Registrant)
Date: July 22, 2004	/s/ TERRY A. KLEBE
Terry A. Klebe
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	Company “Sales Trends” to be posted on the Company’s website.